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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

 Date of report (Date of earliest event reported): June 18, 2007 (June 16, 2007)

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                             NATIONAL LAMPOON, INC.
               (Exact name of registrant as specified in Charter)



             Delaware                 0-15284              95-4053296
 (State or other jurisdiction of    (Commission          (IRS Employee
  incorporation or organization)      File No.)        Identification No.)

                              8228 Sunset Boulevard
                          Los Angeles, California 90046
                    (Address of Principal Executive Offices)

                                  310-474-5252
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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Item 8.01    Other Events

             On June 16, 2007, National Lampoon, Inc. issued the attached press releases. Exhibit 99.1 is a press release concerning our quarterly results for the period ended April 30, 2007. Exhibit 99.2 is a press release concerning Mr. Bruce Long's separation from service and Mr. David Kane's permanent appointment as our Chief Financial Officer.


Item 9.01    Financial Statements and Exhibits.

             Exhibit 99.1      Press release
             Exhibit 99.2      Press release



SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2007

                                   NATIONAL LAMPOON, INC.



                                   By: /s/ Daniel S. Laikin
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                                       Daniel S. Laikin, Chief Executive Officer